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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use in the Prospectus constituting part of this
Registration Statement (No. 333-          ) of Form S-3 of our report dated
September 29, 1999, relating to the financial statements of MBR Technologies, Inc., which appears in such Prospectus. We also consent to the references to us under the headings "Experts."


Swenson Advisors, LLP


SWENSON ADVISORS, LLP.
San Diego, California
September 25, 2000